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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 30, 2004

                              GA FINANCIAL, INC.
                              ------------------
            (Exact name of Registrant as specified in its Charter)

   Delaware                       1-14154                     25-1780835
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(State or other)              (Commission File               (IRS Employer
jurisdiction of                    Number)                Identification No.)
 incorporation)


4750 Clairton Boulevard, Pittsburgh, Pennsylvania                     15236
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code  (412) 882-9946
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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
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      Exhibit 99.1  Press Release Dated April 30, 2004

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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      On April 30, 2004, GA Financial, Inc. issued a press release announcing its financial results for the three-month period ended March 31, 2004. The press release announcing the financial results for the three-month period ended March 31, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.




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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            GA FINANCIAL, INC.



Date: April 30, 2004        By: /s/ James v. Dionise
                                ----------------------
                                James V. Dionise
                                Chief Financial Officer and Corporate Secretary